SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  June 10, 2002

                         MOLECULAR DIAGNOSTICS, INC.
             (Exact Name of Company as Specified in Its Charter)



          DELAWARE                 0-935                  36-4296006

      (State or other           (Commission              (IRS Employer
      Jurisdiction of           File Number)            Identification
       Incorporation)                                       Number)



                          414 NORTH ORLEANS STREET
                                  SUITE 510
                          CHICAGO, ILLINOIS  60610

            (Address and Zip Code of Principal Executive Offices)

                               (312) 222-9550

            (Registrant's telephone number, including area code)







   ITEM 5.   OTHER EVENTS.

             On June 10, 2002, Molecular Diagnostics, Inc. issued a press release announcing that its Board of Directors appointed Stephen G. Wasko to serve as President and Chief Operating Officer and Michael A. Brodeur to serve as Interim Chief Financial Officer. A copy of the the press release is attached as Exhibit 99.1.

   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits. The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

                  99.1 Press Release of Molecular Diagnostics,
                       Inc. dated June 10, 2002.







                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MOLECULAR DIAGNOSTICS, INC.



                                      /s/  Michael A. Brodeur
                                      ----------------------------------
                                      Michael A. Brodeur
                                      Executive Vice President and
                                        and Chief Financial Officer

   Date:  June 11, 2002







                                EXHIBIT INDEX

   Exhibit Number                          Description
   ----------------------------------------------------------------------
   99.1                                    Press Release of Molecular
                                           Diagnostics, Inc. dated
                                           June 10, 2002.